UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

SOUL AND VIBE INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55091	38-3829642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6548 South Big Cottonwood Canyon Road Suite 200 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’‘s telephone number, including area code: (763) 400-8040

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2015 Convertible Notes

Between October and December of 2015, Soul and Vibe Interactive Inc. (the “Company”) issued three (3) convertible promissory notes each of which were potentially convertible into in excess of 5% of the number of shares of common stock that was outstanding on the date that each such note was issued.

Specifically, we issued the following Notes:

●	In October 2015, we issued a 2% Convertible Promissory Note (the “October Note”) in the aggregate principal amount of $50,000 to a Consultant in exchange for services provided. No consideration was paid to the Company. Interest on the Note is payable in the amount of 2% of the principal amount, regardless of how long the Debenture remain outstanding. Principal and interest is due and payable April 20, 2016, six months after the date of the Note. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.8582, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing.

●	In December 2015, for consideration of $25,000, the Company issued a Convertible Promissory Note (the “BME Note”) in the original principal amount of $26,500 to BME Holdings, LLC, an accredited investor (“BME”). The original principal amount of the note carries an original issue discount of $1,500. The BME Note bears an interest rate of 10% per year, computed on the basis of a 365-day year. The maturity date is one year from the date that the Consideration under the BME Note is invested. The Consideration was invested in the Company on December 2, 2015. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.5970, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 20% premium within 90 days of issuance and at a 25% premium up to 180 days after issuance.

●	In December 2015, for consideration of $28,500, the Company issued a Convertible Promissory Note (the “Rock Capital Note”) in the original principal amount of $28,500 to Rock Capital, LLC, an accredited investor (“Rock Capital”). The Rock Capital Note bears an interest rate of 10% per year, computed on the basis of a 365-day year. The maturity date is December 4, 2016. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.5970, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The Company redeemed the Note in its entirety in April 2016. The balance of the Note is $0 as of the date of this filing.

While we have disclosed the issuance of each of the foregoing notes in our annual report on Form 10-K for the year ended December 31, 2016 and in our quarterly report on Form 10-Q for the quarter ended March 31, 2016, it could be determined that in order to comply with Section 13(a) of the Securities Exchange Act and Rule 13a-11 thereunder, and the requirements under Form 8-K, the issuance of the notes that were potentially convertible into in excess of five percent (5%) of the issued and outstanding shares of common stock outstanding on the date that such notes were issued may have been required to be disclosed.

2016 Convertible Notes

In addition to the foregoing, since March 31, 2106, we issued five (5) convertible promissory notes each of which were potentially convertible into in excess of 5% of the number of shares of common stock that was outstanding on the date that each such note was issued.

Specifically, we issued the following Notes:

●	In May 2016, we issued a 8% Convertible Promissory Note (the “May 2016 GW Holdings Note”) in the principal amount of $27,500 to GW Holdings Group, LLC, an accredited investor (“GWH”). The May 2016 GW Holdings Note bears an interest rate of 8% per year. The maturity date is May 6, 2017. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.02990, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 25% premium within 90 days of issuance and at a 40% premium 90 days after issuance.

●	In June 2016, we issued a 8% Convertible Promissory Note (the “June 2016 GW Holdings Note”) in the principal amount of $27,500 to GW Holdings Group, LLC, an accredited investor (“GWH”). The June 2016 GW Holdings Note bears an interest rate of 8% per year. The maturity date is June 2, 2017. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.02990, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 25% premium within 90 days of issuance and at a 40% premium 90 days after issuance.

●	In July 2016, we issued a 10% Convertible Promissory Note (the “APG Holdings Note”) in the principal amount of $20,000 to APG Capital Holdings, LLC, an accredited investor (“APG”). The APG Holdings Note bears an interest rate of 10% per year. The maturity date is July 1, 2017. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.0063, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 25% premium within 90 days of issuance and at a 40% premium up to 180 days after issuance.

●	In July 2016, we issued a 5% Convertible Promissory Note (the “Croog Studios Note”) in the principal amount of $15,000 to Croog Inc., a New York-based independent development studio (“Croog Studios”) as compensation for product development services and the acquisition of intellectual property. The Croog Studios Note bears an interest rate of 5% per year. The maturity date is July 5, 2017. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.0059, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 10% premium.

●	In July 2016, we issued a 8% Convertible Promissory Note (the “July 2016 Note”) in the principal amount of $20,000 to GW Holdings Group, LLC, an accredited investor (“July 2016 GW Holdings Note”). The July 2016 GW Holdings Note bears an interest rate of 8% per year. The maturity date is July 29, 2017. The Note is convertible into shares of the Company’‘s common stock at any time at the discretion of the Consultant at an initial conversion price per share of $0.002, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. The full balance of the Note is outstanding as of the date of this filing and can be redeemed by the Company at a 25% premium within 90 days of issuance and at a 40% premium 90 days after issuance.

While we have disclosed the issuance of each of the foregoing notes in our quarterly report on Form 10-Q for the quarter ended June 30, 2016, it could be determined that in order to comply with Section 13(a) of the Securities Exchange Act and Rule 13a-11 thereunder, and the requirements under Form 8-K, the issuance of the notes that were potentially convertible into in excess of five percent (5%) of the issued and outstanding shares of common stock outstanding on the date that such notes were issued may have been required to be disclosed.

The foregoing descriptions of each of the notes does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act. Each investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Form of 2% Convertible Promissory Note

4.2	Form of Convertible Promissory Note to BME Holdings, LLC

4.3	Form of Convertible Promissory to Rock Capital, LLC

4.4	Form of May 2016 8% Convertible Promissory Note to GW Holdings Group, LLC

4.5	Form of June 2016 8% Convertible Promissory Note to GW Holdings Group, LLC

4.6	Form of 10% Convertible Promissory Note to APG Capital Holdings, LLC

4.7	Form of 5% Convertible Promissory Note to Croog Inc.

4.8	Form of July 2016 8% Convertible Promissory Note to GW Holdings Group, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUL AND VIBE INTERACTIVE INC.

Date: August 22, 2016	By:	/s/ Peter Anthony Chiodo
Peter Anthony Chiodo
Chief Executive Officer and President